             SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.




                          FORM 8-K

                       CURRENT REPORT




           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)
                      October 19, 1998



                       EEX CORPORATION
   (Exact name of Registrant as specified in its charter)


    Texas                 1-12905            75-2421863
(State or other         (Commission       (I.R.S. Employer
jurisdiction of         File Number)      Identification No.)
incorporation)



2500 CityWest Boulevard, Suite 1400, Houston, Texas    77042
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including Area Code  (713)243-
3100

ITEM 5.   Other Events

Set forth below in its entirety is a News Release issued by EEX Corporation on October 19, 1998:

SHEBA DRILLING COMPLETED;
          EEX TO SPUD FIRST APPRAISAL WELL AT LLANO

     HOUSTON,   TEXAS   (October  19,  1998)   --   Drilling

operations at the EEX Corporation (NYSE: EEX) Sheba Prospect on  Green Canyon Block 341 in the deepwater of the  Gulf  of

Mexico have been completed.  While encountering several sand intervals  in drilling to approximately 25,000  feet,  there were  no commercial accumulations of hydrocarbons.  The well has  been plugged and the semi-submersible drilling rig will shortly  be  en  route to Garden Banks Block  386  to  begin drilling  the  first appraisal well at the  Company's  Llano discovery.

     "Sheba  is  a structural complex which covers  a  large

area;  roughly 14,000 acres.  While this first well was  not productive,  there are several other promising  features  in the  Sheba  Prospect  area where sands encountered  in  this first well may be encountered in a more favorable position,"

said  David  Henderson, Executive Vice President  and  Chief

Operating Officer.

     After setting up on location at Garden Banks Block 386,

the  Diamond  Voyager rig will commence drilling  the  first appraisal well at EEX's Llano discovery, which was announced in  June  of  this year.  Drilling at the Llano #2  well  on

Block  386 is expected to continue through the first quarter of 1999.

     "The  appraisal  well at Llano will  give  us  valuable

information relating to the reserve potential at Llano.  The well  will test for up-dip potential in sands that were  wet in  the original well bore and give us a better image of the discovery  in the northeast portion of the block," Henderson added.

     EEX  Corporation is an oil and natural gas  exploration

and production company with activities currently focused  in

Texas, the Gulf of Mexico and Indonesia.

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although EEX believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include political developments in foreign countries, federal and state regulatory developments, the timing and extent of changes in commodity prices, the timing and extent of success in discovering, developing and producing or acquiring oil and gas reserves, and conditions of the capital and equity markets during the periods covered by the forward-looking statements. EEX's periodic reports filed with the Securities and Exchange Commission include a discussion of important factors that could cause actual results to differ materially from those indicated in forward-looking statements.

  For additional information, call 1-888-EEX-NEWS, or visit
              our Website at http://www.eex.com

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     EEX Corporation

                                    By: /s/ B. A.Brown
                                      -------------------
                                       B. A. Brown
                                       Vice President,
                                       Financial Relations



Date:     October 26, 1998